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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 24, 2002


                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)

                         NEW JERSEY                  22-2050748
              (State or other jurisdiction of    (I.R.S. Employer
               incorporation or organization)    Identification No.)

                             ----------------------

                                1020 BRIGGS ROAD
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 787-2700
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------

                                [NOT APPLICABLE]
          (Former name or former address, if changed since last report)

                             ----------------------


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NY2:\1148821\01\_MFP01!.DOC\78436.0001
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ITEM 5.  OTHER EVENTS

On April 24, 2002, Ulticom, Inc. issued a press release relating to revisions to first quarter fiscal 2002 outlook and a conference call related thereto, a copy of which is filed herewith as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

Exhibit No.                                  Exhibit
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99.1                   Press release of Ulticom dated April 24, 2002










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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                              ULTICOM, INC.

Dated: April 26, 2002                         By: /s/ William F. Sorin
                                                  --------------------------
                                                  Name:  William F. Sorin
                                                  Title: Corporate Secretary















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                                  EXHIBIT INDEX

* 99.1     Press Release of Ulticom, dated April 24, 2002

* Filed herewith.
















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